Exhibit 99.2

1 © 2021 Laureate Education, Inc. May 6, 2021 First Quarter 2021 Earnings Presentation

Forward Looking Statements

This presentation includes statements that express Laureate's opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Laureate's actual results may vary significantly from the results anticipated in these forward-looking statements. You can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates" or "anticipates" or similar expressions that concern our strategy, plans or intentions. All statements we make relating to (i) guidance (including, but not limited to, total enrollments, revenues and Adjusted EBITDA), (ii) our planned divestitures, the expected proceeds generated therefrom and the expected reduction in revenue resulting therefrom, (iii) our exploration of strategic alternatives and potential future plans, strategies or transactions that may be identified, explored or implemented as a result of such review process and any resulting litigation or dispute therewith, (iv) anticipated share purchases and (v) the potential impact of the COVID-19 pandemic on our business or the global economy as a whole are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, including, with respect to our exploration of strategic alternatives, risks and uncertainties as to the terms, timing, structure, benefits and costs of any divestiture or separation transaction and whether one will be consummated at all, and the impact of any divestiture or separation transaction on our remaining businesses. Accordingly, our actual results may differ materially from those we expected. We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the "SEC") on February 25, 2021, our Quarterly Reports on Form 10-Q filed and to be filed with the SEC and other filings made with the SEC. These forward-looking statements speak only as of the time of this release and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law.

In addition, this presentation contains various operating data, including market share and market position, that are based on internal company data and management estimates. While management believes that our internal company research is reliable and the definitions of our markets which are used herein are appropriate, neither such research nor these definitions have been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources, including those discussed under "Industry and Market Data" in Laureate's filings with the SEC.

© 2021 Laureate Education, Inc.
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Presentation of Non-GAAP Measures

In addition to the results provided in accordance with U.S. generally accepted accounting principles (GAAP) throughout this presentation, Laureate provides the non-GAAP measurements of Adjusted EBITDA, Adjusted EBITDA margin, total debt, net of cash (or net debt), and Free Cash Flow. We have included these non-GAAP measurements because they are key measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans.

Adjusted EBITDA consists of income (loss) from continuing operations, adjusted for the items included in the accompanying reconciliation. The exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Additionally, Adjusted EBITDA is a key input into the formula used by the compensation committee of our board of directors and our Chief Executive Officer in connection with the payment of incentive compensation to our executive officers and other members of our management team. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA margin, which is calculated by dividing Adjusted EBITDA by revenues, provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.

Total debt, net of cash (or net debt) consists of total gross debt, including seller notes, for Continuing Operations and Discontinued Operations, less total cash and cash equivalents for Continuing Operations and Discontinued Operations. Net debt provides a useful indicator about Laureate's leverage and liquidity.

Free Cash Flow consists of operating cash flow minus capital expenditures. Free Cash Flow provides a useful indicator about Laureate's ability to fund its operations and repay its debts.

Laureate's calculations of Adjusted EBITDA, Adjusted EBITDA margin, total debt, net of cash (or net debt), and Free Cash Flow are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Adjusted EBITDA is reconciled from the GAAP measure in the attached table "Non-GAAP Reconciliation."

We evaluate our results of operations on both an as reported and an organic constant currency basis. The organic constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates, acquisitions and divestitures, and other items. We believe that providing organic constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance. We calculate organic constant currency amounts using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period, and then exclude the impact of acquisitions and divestitures and other items described in the accompanying presentation.

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4 © 2021 Laureate Education, Inc. SUMMARY OVERVIEW Note: Throughout this presentation amounts may not sum to totals due to rounding Amounts presented for enrollments, Revenue, Adjusted EBITDA and Adjusted EBITDA margin are for continuing operations only

5 © 2021 Laureate Education, Inc. Continued Strong Execution Against all Operating & Strategic Priorities Executive Summary x Strong New Enrollment trends in Peru during its primary intake cycle; up 11% vs prior year period x Adjusted EBITDA ahead of expectations for Q1 driven by Peru intake and timing of expenses x Net Loss of $165M in Q1 driven by Laureate tradename impairment & discrete tax items x Reaffirming full - year 2021 guidance and 2022 outlook x Additional $1.95 billion of net proceeds from signed asset sales expected during 2021 1 x Announcing $200 million increase in share repurchases authorization (from $300 to $500 million) (1) Based on anticipated net proceeds (net of taxes, fees and other costs) for sales of Walden and Brazil. Includes assumed debt an d anticipated release of restricted cash (collateral for letter of credit and bonds at Walden); assumes all pending asset sale transaction close on announced ter ms.

6 © 2021 Laureate Education, Inc. Laureate Portfolio Overview Operations -- Remaining Operations -- Pending Asset Sales (as of March 31, 2021) Brazil Walden Mexico Peru Revenue 1 $1.1 billion Adjusted EBITDA 1 $280 million of Net Proceeds Expected 2 $1.95 billion (1) Based on 2022 outlook, see page #17. (2) Based on anticipated net proceeds (net of taxes, fees and other costs) for sales of Walden and Brazil. Includes assumed debt an d anticipated release of restricted cash (collateral for letter of credit and bonds at Walden); assumes all pending asset sale transaction close on announced terms. » 2 Universities » 35+ campuses » 180K+ students » 2 Universities / 1 Tech - Voc » 15+ campuses » 180K+ students

7 © 2021 Laureate Education, Inc. Mexico Peru Combined Population (M) 127M 33M 160M Higher Education Students (000s) 4,562 1,896 6,458 Higher Education Participation Rate 1 30% 47% 34% Market Share for Private Institution 2 44% 72% 56% Mexico & Peru Higher Education Market Overview Sources: UNESCO, World Bank, SEP database Attractive Markets with Significant Growth Opportunities Participation Rates Growing and Still Well Below Developed Markets (1) Defined as total enrollments as compared to 18 - 24 year old population (2) Private institution market share in higher education; for Mexico and Combined includes all states in which UVM or UNITEC have op erations (total private market share for all of Mexico is 35%); for Peru based on total country

Leading University Portfolio in Mexico & Peru

	Institution	Market Segment	QS Stars™ Overall University Rating	Ratings/Ranking
Mexico	Universidad del Valle de México (UVM)	Premium/ Traditional	★★★★	• Ranked #7 university in Mexico • One of only three 4-Star rated universities in Mexico by QS Stars™
Mexico	Universidad Tecnológica de México (UNITEC)	Value/ Teaching	★★★	• Largest private university in Mexico • 5-Stars rated by QS Stars™ in categories of Teaching & Employability
Peru	Universidad Peruana de Ciencias Aplicadas (UPC)	Premium/ Traditional	★★★★	• Ranked #3 university in Peru • Only 4-Star rated university in Peru by QS Stars™
Peru	Universidad Privada del Norte (UPN)	Value/ Teaching	★★★	• 2nd largest private university in Peru • 5-Stars rated by QS Stars™ in categories of Teaching & Employability
Peru	CIBERTEC	Tech/Voc	N/A	• 2nd largest private tech/voc institute in Peru

Sources: QS Stars™, Guia Universitaria (UVM), Scimago Institutions Rankings (UPC)

Operating Leading Brands in Multiple Attractive Market Segments

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9 © 2021 Laureate Education, Inc. Q1 2021 PERFORMANCE RESULTS CONTINUING OPERATIONS ONLY (I.E. MEXICO, PERU AND CORPORATE SEGM ENTS)

10 © 2021 Laureate Education, Inc. Week Of 2/22 3/1 3/8 3/15 3/22 3/29 4/5 4/12 UPC UPN Cibertec COVID - Related Changes in Academic Calendar in Peru Impacting YoY Comparability Classes Started Late in 2020 Due to COVID -- Back to Normal Cycle Timing in 2021 2021 semester start date 2020 semester start date Delayed start in 2020 due to COVID Q1 Academic Calendar Timing Impacts - Peru • $18M in incremental Q1 revenue vs prior year period due to delayed class start in 2020 – Majority of benefit to reverse in Q2

2021 First Quarter – Financial Summary

($ in millions) (Enrollments in thousands)	Q1 '21 Results	Variance Vs. Q1 '20 As Reported	Variance Vs. Q1 '20 Organic/CC[1]	Notes
New Enrollment	74K	59%	59%	• +5% timing adjusted; strong primary intake for Peru
Total Enrollment	366K	2%	2%	• +2% timing adjusted
Revenue	$195	1%	5%	• (5%) timing adjusted, Q1 is heavily weighted by Mexico (Peru is largely out of session)
Adj. EBITDA	$10	n.m.	n.m.	• Largely an out of session quarter (seasonally low period); $39M improvement YoY largely due to timing and strong Peru intake
Adj. EBITDA margin	5.0%	n.m.	n.m.	

Note: Timing adjusted impacts noted are pro-forma for UPN-Peru semester start, which, in 2020, was moved to April 6th due to COVID, and 1-week earlier start of classes at Cibertec

Strong Primary Intake for Peru
YoY Comparability Impacted by Academic Calendar

(1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets.

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12 © 2021 Laureate Education, Inc. SEGMENT RESULTS CONTINUING OPERATIONS ONLY (I.E. MEXICO, PERU AND CORPORATE SEGM ENTS)

13 © 2021 Laureate Education, Inc. (1) Organic Constant Currency (CC) Operations excludes the period - over - period impact from currency fluctuations (if applicable), acq uisitions and divestitures, and other items. Other items include the impact of acquisition - related contingent liabilities for taxes other - than - income tax, net of chan ges in recorded indemnification assets. Mexico Segment Results Q1 Results Notes ($ in millions) (Enrollments in thousands) Q1 ’21 Organic/CC Vs. Q1 ’20 (1) New Enrollment 27K (4%) • Lingering COVID impact • Small intake cycle, primary intake for Mexico will occur in September Total Enrollment 184K (5%) • Driven by COVID - related decline in 2020 intake results Revenue $135 (11%) • Impacted by lower enrollments from prior year intake & mix shift Adj. EBITDA $17 (1%) • Revenue softness largely offset by strong cost controls Adj. EBITDA margin 12.8% 196bps First Quarter Results Reflect Softer Enrollment Trends Due to COVID Mexico’s Primary Intake Will Occur in September

Peru Segment Results

($ in millions) (Enrollments in thousands)	Q1 Results: Q1 '21	Q1 Results: Organic/CC Vs. Q1 '20 (1)	Notes
New Enrollment	47K	157%	• +11% adjusted for timing; strong primary intake
Total Enrollment	182K	11%	• +10% adjusted for timing
Revenue	$57	68%	• +19% adjusted for timing
Adj. EBITDA	$12	n.m.	• Largely an out of session quarter, seasonally low period. $38M improvement YoY largely due to timing and strong intake
Adj. EBITDA margin	20.2%	n.m.	

Note: Timing adjusted impacts noted are pro-forma for UPN-Peru semester start, which, in 2020, was moved to April 6th due to COVID, and 1-week earlier start of classes at Cibertec

Strong Primary Intake for Peru Driving Favorable Results

(1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets.

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15 © 2021 Laureate Education, Inc. Q1 Debt Capitalization – Adjusted for Pending Asset Sales ($ in millions) Amount Comments (Net Debt) / Cash @ 3/31/21 ($286) See Appendix Net Proceeds – Pending Asset Sales 1 $1,950 Including assumed debt Adjusted Net Cash Position @ 3/31/21 $1,664 Post receipt of anticipated net cash proceeds & assumed debt Pro - Forma Net Cash Position of $1.6Bn Total of 196 Million Shares Outstanding (1) Based on anticipated net proceeds (net of taxes, fees and other costs) for sales of Walden and Brazil. Includes assumed debt an d anticipated release of restricted cash (collateral for letter of credit and bonds at Walden); assumes all pending asset sale transaction close on announced ter ms.

16 © 2021 Laureate Education, Inc. OUTLOOK

17 © 2021 Laureate Education, Inc. Laureate Summary Outlook – 2020 to 2022E (As Reported) 1 Reaffirming Full - Year 2021 Guidance and 2022 Outlook Total Enrollment (000s) Revenue ($M) Adjusted EBITDA ($M) 337 337 350 2020 2021E 2022E +4% $1,025 $1,020 $1,080 2020 2021E 2022E +6% $206 2020 2021E 2022E $185 $280 +51% Adjusted EBITDA Margin % 25.9 2021E 2020 2022E 20.1 18.1 780 bps Note: An outlook for 2021 & 2022 net income and reconciliation of the forward - looking 2021 & 2022 Adjusted EBITDA outlook to pro jected net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for su ch outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA and its related margin to projected net income and its related marg in without unreasonable effort. (1) 2021 and 2022 guidance based on actual FX rates for January through April 2021, and current spot FX rates (local currency per US dollar) of MXN 19.97 & PEN 3.81 for May 2021 through December 2022. FX impact may change based on fluctuations in currency rates in future periods. 2021 is base d o n mid - point of guidance.

18 © 2021 Laureate Education, Inc. 2021 to 2022 Adjusted EBITDA Bridge (Guidance) 1 Strong Rebound Expected for 2022 ($USD in millions) $50 $13 $32 2021 Guidance $185 G&A Reduction FAS 5 / Indemnification Asset Operational Improvement 2022 Guidance $280 +51% (2) (1) Based on actual FX rates for January through April 2021, and current spot FX rates (local currency per US dollar) of MXN 19.9 7 & PEN 3.81 for May 2021 through December 2022. FX impact may change based on fluctuations in currency rates in future periods. (2) Based on mid - point of 2021 guidance. Note: An outlook for 2021 & 2022 net income and reconciliation of the forward - looking 2021 & 2022 Adjusted EBITDA outlook to pro jected net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for su ch outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA and its related margin to projected net income and its related marg in without unreasonable effort.

19 © 2021 Laureate Education, Inc. Q2 2021 Guidance Details (1) Based on actual FX rates for April 2021, and current spot FX rates (local currency per US dollar) of MXN 19.97 & PEN 3.81 for Ma y through June 2021. FX impact may change based on fluctuations in currency rates in future periods. (USD millions ) Revenues Adj. EBITDA 2020 Q2 Results $304 $94 Organic Growth $1 – $21 ($9) – $1 Growth % 0% - 7% (9%) - 1% 2021 Q2 Guidance (Constant Currency) $305 – $325 $85 – $95 FX Impact (spot FX) (1) ($5) ($10) 2021 Q2 Guidance (@ spot FX) (1) $300 – $320 $75 – $85 Unfavorably impacted by timing of academic calendar; favorable offset was already captured in Q1 Note: An outlook for 2021 & 2022 net income and reconciliation of the forward - looking 2021 & 2022 Adjusted EBITDA outlook to pro jected net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for su ch outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA and its related margin to projected net income and its related marg in without unreasonable effort.

20 © 2021 Laureate Education, Inc. APPENDIX

21 © 2021 Laureate Education, Inc. Q1 ’21 B / (W) Vs. Q1 ’20 Notes ($ in millions) Reported $ % Adjusted EBITDA 10 39 n.m. • Strong Peru intake and timing of academic calendar Depreciation & Amort. (23) (3) (16%) • Flat excluding amortization of tradename (moved to finite life asset in Q4 2020) Interest Expense, net (23) 2 8% Impairments (57) (53) n.m. • Impairment of Laureate tradename due to deemphasis of Laureate Network Other 41 (13) n.m. • Primarily gain on derivatives Income Tax (113) (343) n.m. • YoY variance largely due to discrete tax items in Q1 2020 Income/(Loss) From Continuing Operations (165) (371) n.m. Discontinued Operations (Net of Tax) 0 107 n.m. Net Income / (Loss) (165) (263) n.m. Income from Continuing Operations Impacted by Impairment of Laureate Tradename 2021 First Quarter – Net Income Reconciliation

22 © 2021 Laureate Education, Inc. Debt Capitalization At 3/31/21 ($ in millions) Continuing Operations Discontinued Operations Total Company Revolver $ - $ - $ - Sr. Notes $799 - $799 Local Debt / Seller Notes $203 $118 $320 Gross Debt $1,002 $118 $1,119 Cash ($561) ($272) ($833) Net Debt / (Cash) $440 ($154) $286 Net Debt of $286M as of March 31st

23 © 2021 Laureate Education, Inc. (1) Sale of both Walden University and Brazilian operations expected to close in 2021. (2) Other predominantly includes divestitures already closed and completed. (3) Organic Constant Currency (CC) Operations excludes the period - over - period impact from currency fluctuations (if applicable), acq uisitions and divestitures, and other items. Other items include the impact of acquisition - related contingent liabilities for taxes other - than - income tax, net of chan ges in recorded indemnification assets. Online 1 Brazil 1 Other 2 Total Disc. Ops ($ in millions) (Enrollments in thousands) Q1 ’21 Vs. Q1 ’20 Organic/ CC vs. Q1 ‘20 3 Q1 ’21 Vs. Q1 ’20 Organic/ CC vs. Q1 ‘20 3 Q1 ’21 Vs. Q1 ’20 Organic/ CC vs. Q1 ‘20 3 Q1 ’21 Vs. Q1 ’20 Organic/ CC vs. Q1 ‘20 3 New Enrollment 8 2% 2% 91 13% 13% 5 n.a. n.a. 104 n.a. n.a. Total Enrollment 58 3% 3% 283 5% 5% - n.a. n.a. 341 n.a. n.a. Revenue 157 1% 1% 69 (17%) (1%) 14 n.a. n.a. 240 n.a. n.a. Adjusted EBITDA 42 (4%) (4%) (1) 94% 75% 2 n.a. n.a. 42 n.a. n.a. Discontinued Operations – Q1 2021 vs. Q1 2020 Y - o - Y decline due to teach - out of the International Partnership business

24 © 2021 Laureate Education, Inc. Total Disc. Ops ($ in millions) Q1 ‘21 Q1 ‘20 (Loss) income from discontinued operations, net of tax $0 ($108) Income tax expense (benefit) $10 ($5) Other non - operating expense (income) $11 $55 Loss on sale of discontinued operations before taxes, net $17 $24 Operating income (loss) $37 ($34) Depreciation and amortization $0 $25 Share - based compensation expense 1 $0 $0 Loss on impairment of assets 2 $1 $0 EiP implementation expenses 3 $3 $8 Adjusted EBITDA (before allocations) $42 ($1) Allocations, net $0 ($2) Adjusted EBITDA $42 ($3) Discontinued Operations Q1 2021 vs. Q1 2020 – Adjusted EBITDA Reconciliation (1) Represents non - cash, share - based compensation expense pursuant to the provisions of ASC Topic 718. (2) Represents non - cash charges related to impairments of long - lived assets. (3) Excellence - in - Process (EiP) implementation expenses are related to our enterprise - wide initiative to optimize and standardize Laureate’s processes, creating vertical integration of procurement, information technology, finance, accounting and human resources . It included the establishment of regional shared services organizations (SSOs) around the world, as well as improvements to the Company's system of internal controls over financial reporting . The EiP initiative also includes other back - and mid - office areas, as well as certain student - facing activities, expenses associated with streamlining the organizational structure, an enterprise - wide program aimed at revenue growth, and certain non - recurring costs incurred in connection with the planned and completed dispositions .

25 © 2021 Laureate Education, Inc. • Large intake cycles at end of Q1 (Peru) and end of Q3 (Mexico) drive seasonality of earnings • Q2 and Q4 are typically Laureate’s strongest earnings quarters Revenue Seasonality Adjusted EBITDA Seasonality New Enrollments Seasonality Factors Affecting Seasonality Main intake cycles: – Q1 - Peru – Q3 - Mexico Academic calendar FX trends Intra - Year Seasonality Trends 18% 30% 24% 28% 17% 31% 23% 29% 19% 30% 24% 28% Q1 Q2 Q3 Q4 2018 2019 2020 - 24% 56% 8% 61% - 11% 47% 15% 49% - 14% 46% 24% 44% Q1 Q2 Q3 Q4 2018 2019 2020 39% 10% 50% 1% 39% 9% 51% 1% 28% 22% 48% 2% Q1 Q2 Q3 Q4 2018 2019 2020

26 © 2021 Laureate Education, Inc. Financial Results & Tables

27 © 2021 Laureate Education, Inc. Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Consolidated Statements of Operations For the three months ended March 31, IN MILLIONS 2021 2020 Change Revenues $ 194.7 $ 192.3 $ 2.4 Costs and expenses: Direct costs 181.8 220.6 (38.8) General and administrative expenses 42.6 45.1 (2.5) Loss on impairment of assets 56.7 3.8 52.9 Operating loss (86.4) (77.1) (9.3) Interest income 0.7 0.6 0.1 Interest expense (23.5) (25.3) 1.8 Gain on derivatives 29.3 0.8 28.5 Other expense, net — (0.1) 0.1 Foreign currency exchange gain, net 28.2 78.7 (50.5) Loss on disposal of subsidiaries, net — (1.8) 1.8 Loss from continuing operations before income taxes and equity in net income of affiliates (51.7) (24.1) (27.6) Income tax (expense) benefit (112.9) 230.0 (342.9) Equity in net income of affiliates, net of tax — 0.2 (0.2) (Loss) income from continuing operations (164.5) 206.1 (370.6) Loss from discontinued operations, net of tax (0.4) (107.8) 107.4 Net (loss) income (164.9) 98.3 (263.2) Net loss attributable to noncontrolling interests — 1.3 (1.3) Net (loss) income attributable to Laureate Education, Inc. $ (164.9) $ 99.6 $ (264.5) Net (loss) income available to common stockholders $ (164.9) $ 99.6 $ (264.5) Basic and diluted earnings (loss) per share: Basic weighted average shares outstanding 200.2 209.8 (9.6) Diluted weighted average shares outstanding 200.2 210.2 (10.0) Basic and diluted (loss) earnings per share $ (0.82) $ 0.47 $ (1.29)

Financial Tables

Revenue and Adjusted EBITDA by segment

IN MILLIONS

For the three months ended March 31,	2021	2020	% Change: Reported	% Change: Organic Constant Currency[2]	$ Variance Components: Total	$ Variance Components: Organic Constant Currency	$ Variance Components: Other	$ Variance Components: Acq/Div.	$ Variance Components: FX
Revenues									
Mexico	$ 135.4	$ 154.2	(12)%	(11)%	$ (18.8)	$ (16.2)	$ —	$ —	$ (2.6)
Peru	57.5	36.5	58%	68%	21.0	25.0	—	—	(4.0)
Corporate & Eliminations	1.8	1.6	13%	13%	0.2	0.2	—	—	—
Total Revenues	$ 194.7	$ 192.3	1%	5%	$ 2.4	$ 9.0	$ —	$ —	$ (6.6)
Adjusted EBITDA									
Mexico	$ 17.3	$ 23.3	(26)%	(1)%	$ (6.0)	$ (0.3)	$ (6.8)	$ —	$ 1.1
Peru	11.6	(26.7)	143%	146%	38.3	39.0	—	—	(0.7)
Corporate & Eliminations	(19.2)	(26.0)	26%	26%	6.8	6.8	—	—	—
Total Adjusted EBITDA	$ 9.7	$ (29.4)	133%	155%	$ 39.1	$ 45.5	$ (6.8)	$ —	$ 0.4

[2] Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Organic Constant Currency is calculated using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period. The "Organic Constant Currency" % changes are calculated by dividing the Organic Constant Currency amounts by the 2020 Revenues and Adjusted EBITDA amounts, excluding the impact of the divestitures.

Note: Dollars in millions, and may not sum to total due to rounding

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29 © 2021 Laureate Education, Inc. Financial Tables Consolidated Balance Sheets Note: Dollars in millions, and may not sum to total due to rounding IN MILLIONS March 31, 2021 December 31, 2020 Change Assets Cash and cash equivalents $ 561.3 $ 750.1 $ (188.8) Receivables (current), net 115.1 111.9 3.2 Other current assets 167.0 146.8 20.2 Current assets held for sale 467.8 435.0 32.8 Property and equipment, net 543.0 578.5 (35.5) Operating lease right - of - use assets, net 428.2 462.8 (34.6) Goodwill and other intangible assets 715.8 800.4 (84.6) Deferred income taxes 90.6 130.6 (40.0) Other long - term assets 56.9 72.4 (15.5) Long - term assets held for sale 1,338.3 1,482.5 (144.2) Total assets $ 4,484.0 $ 4,970.9 $ (486.9) Liabilities and stockholders' equity Accounts payable and accrued expenses $ 178.7 $ 200.9 $ (22.2) Deferred revenue and student deposits 85.9 47.2 38.7 Total operating leases, including current portion 476.0 519.1 (43.1) Total long - term debt, including current portion 951.0 995.7 (44.7) Other liabilities 283.5 240.0 43.5 Current and long - term liabilities held for sale 613.7 702.3 (88.6) Total liabilities 2,588.8 2,705.2 (116.4) Redeemable noncontrolling interests and equity 1.7 1.7 — Total stockholders' equity 1,893.5 2,263.9 (370.4) Total liabilities and stockholders' equity $ 4,484.0 $ 4,970.9 $ (486.9)

30 © 2021 Laureate Education, Inc. Financial Tables Consolidated Statements of Cash Flows Note: Dollars in millions, and may not sum to total due to rounding For the three months ended March 31, IN MILLIONS 2021 2020 Change Cash flows from operating activities Net (loss) income $ (164.9) $ 98.3 $ (263.2) Depreciation and amortization 22.7 44.2 (21.5) Loss on impairment of assets 57.7 3.8 53.9 Loss on sales and disposal of subsidiaries and property and equipment, net 16.5 21.2 (4.7) Gain on derivative instruments (29.3) (0.8) (28.5) Deferred income taxes 84.4 (248.7) 333.1 Unrealized foreign currency exchange gain (23.7) (29.7) 6.0 Income tax receivable/payable, net (16.7) 2.7 (19.4) Working capital, excluding tax accounts 25.6 41.8 (16.2) Other non - cash adjustments 39.1 63.7 (24.6) Net cash provided by (used in) operating activities 11.3 (3.5) 14.8 Cash flows from investing activities Purchase of property and equipment (11.7) (24.6) 12.9 Expenditures for deferred costs (1.9) (3.5) 1.6 Receipts from sales of discontinued operations, net of cash sold, and property and equipment 30.8 4.0 26.8 Payments on derivatives related to sale of discontinued operations (18.3) — (18.3) Investing other, net — 0.1 (0.1) Net cash used in investing activities (1.1) (24.0) 22.9 Cash flows from financing activities (Decrease) increase in long - term debt, net (52.7) 273.0 (325.7) Payments of deferred purchase price for acquisitions — (1.5) 1.5 Proceeds from exercise of stock options — 26.8 (26.8) Payments to repurchase common stock (145.2) (29.2) (116.0) Financing other, net (1.2) (1.1) (0.1) Net cash (used in) provided by financing activities (199.2) 267.9 (467.1) Effects of exchange rate changes on Cash and cash equivalents and Restricted cash (6.9) (7.7) 0.8 Change in cash included in current assets held for sale (3.5) 10.1 (13.6) Net change in Cash and cash equivalents and Restricted cash (199.3) 242.8 (442.1) Cash and cash equivalents and Restricted cash at beginning of period 867.3 97.8 769.5 Cash and cash equivalents and Restricted cash at end of period $ 668.0 $ 340.6 $ 327.4

31 © 2021 Laureate Education, Inc. Financial Tables Non - GAAP Reconciliation (1 of 2) Note: Dollars in millions, and may not sum to total due to rounding The following table reconciles (Loss) income from continuing operations to Adjusted EBITDA and Adjusted EBITDA margin : For the three months ended March 31, IN MILLIONS 2021 2020 Change (Loss) income from continuing operations $ (164.5) $ 206.1 $ (370.6) Plus: Equity in net income of affiliates, net of tax — (0.2) 0.2 Income tax expense (benefit) 112.9 (230.0) 342.9 Loss from continuing operations before income taxes and equity in net income of affiliates (51.7) (24.1) (27.6) Plus: Loss on disposal of subsidiaries , net — 1.8 (1.8) Foreign currency exchange gain, net (28.2) (78.7) 50.5 Other expense, net — 0.1 (0.1) Gain on derivatives (29.3) (0.8) (28.5) Interest expense 23.5 25.3 (1.8) Interest income (0.7) (0.6) (0.1) Operating loss (86.4) (77.1) (9.3) Plus: Depreciation and amortization 22.8 19.7 3.1 EBITDA (63.6) (57.4) (6.2) Plus: Share - based compensation expense (3) 1.3 1.5 (0.2) Loss on impairment of assets (4) 56.7 3.8 52.9 EiP implementation expenses (5) 15.3 22.8 (7.5) Adjusted EBITDA $ 9.7 $ (29.4) $ 39.1 Revenues $ 194.7 $ 192.3 $ 2.4 (Loss) income from continuing operations margin (84.5)% 107.2% - 19,166 bps Adjusted EBITDA margin 5.0% (15.3)% 2,027 bps (3) Represents non - cash, share - based compensation expense pursuant to the provisions of ASC Topic 718. (4) Represents non - cash charges related to impairments of long - lived assets. (5) Excellence - in - Process (EiP) implementation expenses are related to our enterprise - wide initiative to optimize and standardize Laureate’s processes, creating vertical integration of procurement, information technology, finance, accounting and human resources . It included the establishment of regional shared services organizations (SSOs) around the world, as well as improvements to the Company's system of internal controls over financial reporting . The EiP initiative also includes other back - and mid - office areas, as well as certain student - facing activities, expenses associated with streamlining the organizational structure, an enterprise - wide program aimed at revenue growth, and certain non - recurring costs incurred in connection with the planned and completed dispositions .

32 © 2021 Laureate Education, Inc. Financial Tables Non - GAAP Reconciliation (2 of 2) Note: Dollars in millions, and may not sum to total due to rounding The following table reconciles operating cash flow to Free Cash Flow for the three months ended March 31 , 2021 and 2020 : IN MILLIONS 2021 2020 Change Net cash provided by (used in) operating activities $ 11.3 $ (3.5) $ 14.8 Capital expenditures: Purchase of property and equipment (11.7) (24.6) 12.9 Expenditures for deferred costs (1.9) (3.5) 1.6 Free Cash Flow $ (2.3) $ (31.6) $ 29.3

33 © 2021 Laureate Education, Inc.